UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

Population Health Investment Co., Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39706	98-1556837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One World Financial Center

New York, New York 10281

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 993-3113

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A ordinary shares, and one Warrant to acquire one-third of one Class A ordinary share	PHICU	The Nasdaq Stock Market LLC

Class A ordinary share, par value $0.0001 per share	PHIC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PHICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 17, 2020, the Registration Statement on Form S-1 (File No. 333-249756) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Population Health Investment Co., Inc. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On November 20, 2020 the Company consummated the IPO of 17,250,000 units (the “Units”), which included the exercise of the underwriter’s option to purchase an additional 2,250,000 Units at the initial public offering price to cover over-allotments, with each Unit consisting of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), with each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Class A Ordinary Share, generating gross proceeds of $172,500,000.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated November 17, 2020, among the Company and J.P. Morgan Securities LLC which contains customary representations and warranties and indemnification of the underwriter by the Company;

•

a Warrant Agreement, dated November 17, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

an Investment Management Trust Agreement, dated November 17, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Shareholder Rights Agreement, dated November 17, 2020, among the Company and the Sponsor, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Private Placement Warrants Purchase Agreement, dated November 17, 2020, between the Company and Population Health Investment Holding, Inc. (the “Sponsor”), pursuant to which the Sponsor purchased 3,633,333 warrants to purchase Class A ordinary shares for $1.50 per warrant in a private placement with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•

Letter Agreement, dated November 17, 2020, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any Class A ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date hereof; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3 and 10.4, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 3,633,333 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $5,450,000 (the “Private Placement”). The Private Placement Warrants are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to the Private Placement Warrant Purchase Agreement and the Private Placement Warrants are governed by the Warrant Agreement.

Item 5.03. Amendments to Memorandum and Articles of Association.

On November 16, 2020 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $172,500,000 of the net proceeds of the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its income taxes, if any, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account (1) to the Company until the completion of its initial business combination, or (2) to the Company’s public shareholders, until the earliest of: (a) the completion of the Company’s initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elect to redeem, subject to certain limitations, (b) the redemption of any public shares properly tendered in connection with a (i) shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to provide holders of its Class A ordinary shares the right to have their shares redeemed in connection with its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to shareholders’ rights of holders of the Company’s Class A ordinary shares or pre-initial business combination activity and (c) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On November 18, 2020, the Company issued a press release announcing the pricing of its IPO (which was issued prior to the exercise by the underwriter of the underwriter’s option to purchase an additional 2,250,000 Units at the initial IPO price to cover over-allotments, which option was exercised in full by the underwriter in connection with the closing of the IPO). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, by and among the Company and J.P. Morgan Securities LLC as representatives of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration and Shareholder Rights Agreement, by and among the Company and the Sponsor.

10.3	Private Placement Warrants Purchase Agreement, between the Company and the Sponsor.

10.4	Letter Agreement, by and among the Company, the Sponsor and each director and officer of the Company.

99.1	Press Release issued by the Company on November 18, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2020

POPULATION HEALTH INVESTMENT CO., INC.

By:	/s/ Clive Meanwell
Name: Clive Meanwell
Title: Chief Executive Officer

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